Credit Risk Manager Report
November 2005
SAIL 2005-HE3
2005 Clayton Fixed Income Services Inc. All rights reserved.
2005 Clayton Fixed Income Services Inc. All rights reserved.
The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to Clayton Fixed Income Services Inc.
by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.
Executive Summary
Section One
Loan-Level Report
Section Two
Prepayment Premium Analysis
Section Three
Analytics
Section Four
Table of Contents
2005 Clayton Fixed Income Services Inc. All rights reserved.
Section One
Executive Summary
2005 Clayton Fixed Income Services Inc. All rights reserved.
$2,373,930,732
12,210
$2,235,604,420
11,653
94.17%
95.44%
Collateral Balance
Loan Count
10/31/2005 as a Percentage of
Closing Date
10/31/2005
Closing Date
Executive Summary
November 2005
Transaction Summary
Collateral Summary
SAIL 2005-HE3
2
Closing Date: 08/30/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, HomEq, Option One
Mortgage, Wells Fargo / ASC
Mortgage Insurer(s): Mortgage Guaranty Insurance Corporation, PMI Mortgage Insurance
Co., Republic Mortgage Insurance Company
Delinquency Reporting Method: OTS
1
2005 Clayton Fixed Income Services Inc. All rights reserved.
1
OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and
90 days delinquent and the third immediately succeeding month.
2
These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.
First and Early Payment Defaults
There are 15 loans in this security that have experienced a first payment default, and 219 loans that have experienced early payment defaults. Please refer to the tables below that details these loans.
First Payment Defaults
Mortgage Purpose Ownership Type Summed Balance
Cash-Out Refinance Primary Home 2
Cash-Out Refinance Investment Home 0
Purchase Primary Home 9
Purchase Investment Home 3
Rate/Term Refinance Primary Home 1
Total 15
Early Payment Defaults
Mortgage Purpose Ownership Type Total Number of Loans Affected
Cash-Out Refinance Investment Home 6
Cash-Out Refinance Primary Home 83
Cash-Out Refinance Second Home 1
Purchase Invtesment Home 19
Purchase Primary Home 97
Purchase Second Home 3
Rate/Term Refinance Investment Home 1
Rate/Term Refinance Primary Home 9
Total 219
2005 Clayton Fixed Income Services Inc. All rights reserved.
Collateral Statistics
Loan Count Summed balance
First Payment Defaults 15 $2,698,100
Early Payment Defaults* 219 $41,856,713
*A default that occurs on the second or third scheduled payment
Second Lien Statistics
Loan Count Summed Balance
Total Outstanding Second Liens 1417 $85,026,208
30+ Days Delinquent 31 $2,071,271
60+ Days Delinquent 1 $42,000
90+ Days Delinquent 0 $0
Prepayments
Remittance Date Beginning Collateral Balance Total Prepayments Percentage of Prepayment
11/25/2005 $2,274,443,527 $52,655,632 2.32
10/25/2005 $2,326,588,488 $50,967,742 2.19
9/25/2005 $2,370,277,347 $42,494,863 1.79
Prepayment Premium Analysis
Prepayment Premium Issues From the Past Month
Loan numbers 6762044, 6761862 and 6761994 were paid off but did not remit prepayment premiums.
Clayton asked the servicer to explain why prepayment premiums were not remitted for these loans.
The servicer responded that because of the sale of the properties, the prepayment premiums could not be collected.
Prepayment Premium Issues for the Current Month
In the 11/25/2005 remittance, 142 loans with active prepayment premium flags were paid off. Five loans with active flags did not remit prepayment premiums. A total of $921,653 was remitted to the P class.
Loan numbers 6762103, 6760837, 6761882, 6761845, 6757924 were paid off with active flags, but did not remit premiums. Clayton has asked the servicers why premiums were not remitted and we are awaiting a response.
2005 Clayton Fixed Income Services Inc. All rights reserved.
Section Two
Loan-Level Report
2005 Clayton Fixed Income Services Inc. All rights reserved.
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C
3
6
9
F
R
0
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
believed to be the most accurate value according to these formulas is shown on the report. When no based on credit class.
Loan-Level Report Definitions
2005 Clayton Fixed Income Services Inc. All rights reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency
State
Orig. Appr.
Current Value
CLTV
Est (Gain)/Loss
Severity
Valuation
Valuation Date
Liq. Date
Coverage
Status
MI Type
Group
*
Lien
323538645
AZ
685
5/1/2005
9/1/2005
Internal Estimate 80%
0%
15.29% 9/23/2005 C00
Monitor
$30,838 $252,000
$213,104
$201,600
$0 6/30/2005
Default Reason: (Unknown)
1
11/14/2005 This loan liquidated in the 10/25/2005 remittance but did not remit a prepayment premium. This loan has an expiration date of 3/8/2008. We have asked the servicer why a prepayment premium was not remitted for this loan.
323542274
AZ
698
4/1/2005
8/1/2005
Internal Estimate 80%
0%
10.58% 9/20/2005 C00
Monitor
$21,294 $251,490
$219,869
$201,192
$0 6/30/2005
Default Reason: (Unknown)
1
11/14/2005 This loan liquidated in the 10/25/2005 remittance but did not remit a prepayment premium. This loan has an expiration date of 2/22/2008. We have asked the servicer why a prepayment premium was not remitted for this loan.
323543652
AZ
674
5/1/2005
9/1/2005
Internal Estimate 80%
0%
18.26% 9/29/2005 C00
Monitor
$21,631 $148,000
$125,156
$118,400
$0 6/30/2005
Default Reason: (Unknown)
1
11/14/2005 This loan liquidated in the 10/25/2005 remittance but did not remit a prepayment premium. This loan has an expiration date of 3/11/2008. We have asked the servicer why a prepayment premium was not remitted for this loan.
323545467
UT
688
6/1/2005
10/1/2005
Internal Estimate 80%
0%
23.44% 10/28/2005 CC0
Monitor
$42,955 $229,000
$174,800
$183,200
$0 6/30/2005
Default Reason: (Unknown)
1
12/12/2005 This loan was added to the Watchlist because it was paid off in the 11/25/2005 remittance and did not remit a prepayment premium. The loan had a three year prepayment premium flag which expires on 4/15/2008. We have asked the servicer why a prepayment premium was not remitted for this loan.
323786178
OH
641
5/1/2005
5/1/2005
BPO 90%
146%
63.11% 12/1/2006 69F
Monitor
$34,084 $60,000
$37,000
$54,000
$53,975 8/17/2005
Default Reason: (Unknown)
1
11/21/2005 Clayton continues to research this loan because of a estimated high loss severity of 63 percent. According to servicer documentation this loan was purchased as an investment property on March 24, 2005 for $60,000. The loan was secured with no documentation and the borrower did not make payments on a loan of $54,000.
Also the loan application states that the borrower owns five other properties around the Columbus, Ohio area. We are investigating this loan for origination fraud.
SAIL 2005-HE3 Loan-Level Report
Mortgage Data Through: October 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 Clayton Fixed Income Services Inc. All rights reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency
State
Orig. Appr.
Current Value
CLTV
Est (Gain)/Loss
Severity
Valuation
Valuation Date
Liq. Date
Coverage
Status
MI Type
Group
*
Lien
323788729
IN
581
5/1/2005
6/1/2005
BPO 85%
256%
81.63% 12/1/2006 36F
Monitor
$55,514 $80,000
$26,500
$68,000
$67,862 9/5/2005
Default Reason: (Unknown)
1
11/22/2005 This loan was added to the Watchlist because of an estimated loss amount of $55,513 (or 82 percent loss severity). The property was originally appraised for
$80,000 on 3/16/2005. A 10/6/2005 Value Reconciliation valued the property at $38,000, a decline of $53,500 (or 67 percent) since origination. The value reconciliation was based off of a drive by BPO that used the lowest priced homes in the area. An automated valuation model shows a median sales price for the area of $117,000. Clayton is investigating the most recent valuations by the servicer and, if appropriate, will ask the servicer for another BPO valuation.
SAIL 2005-HE3 Loan-Level Report
Mortgage Data Through: October 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 Clayton Fixed Income Services Inc. All rights reserved.
Section Three
Prepayment Premium Analysis
2005 Clayton Fixed Income Services Inc. All rights reserved.
Section 1:
Class
25-Nov-05
25-Oct-05
25-Sep-05
P Class
$921,653
$576,795
$532,368
Section 2:
Servicer
25-Nov-05
25-Oct-05
25-Sep-05
TOTAL
$921,653
$576,795
$532,368
Section 3:
Amount remitted to the P Class:
$921,653
Amount remitted by servicers:
$921,653
Difference:
$0
Reconciliation of the amount remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.
Reconciliation of Prepayment Premiums for SAIL 2005-HE3
Mortgage Data Through: October 31, 2005
Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.
Trustee Remittance Date
Trustee Remittance Date
2005 Clayton Fixed Income Services Inc. All rights reserved.
Trustee Remittance Date
25-Nov-05
25-Oct-05
25-Sep-05
142 88 83
0 1 0
Total Loans with Premiums Remitted (B)
142
89
83
Loans with Active Prepayment Flags (C) 147 91 83
0 1 0
Subtotal (D)
147
92
83
96.60%
96.70%
100.00%
96.60%
96.74%
100.00%
Total Paid-Off Loans (E)
215
227
147
66.05%
39.21%
56.46%
Aggregate Paid-Off Loans Report for SAIL 2005-HE3
Mortgage Data Through: October 31, 2005
Loans with Active Prepayment Flags with Premiums
Remitted (A)
Loans without Prepayment Flags wtih Premiums Remitted
Loans without Prepayment Flags with Premiums Remitted
Premiums Remitted for loans with Active Prepayment
Flags (A/C)
Total Loans with Premiums Remitted to the Subtotal (B/D)
Total Loans with Premiums Remitted to the Total Paid-Off
Loans (B/E)
2005 Clayton Fixed Income Services Inc. All rights reserved.
Total
Total Paid-Off Loans with Flags
147
Less Exceptions:
0
0
Repurchased/Service Transferred Loans*
0
Loans that were Liquidated out of REO status* 0
0
0
0
Total Paid-Off Loans with Active Prepayment Flags (C)
147
Other Exceptions:
0
5
* These categories are mutually exclusive.
Paid-Off Loans with Active Prepayment Flags that Have Not Premiums Remitted
Loans with Discrepancies between the Data File and the Note*
Defaulted Liquidated Loans that Could Not Have Premiums Collected because of the Acceleration of the
Debt*
Loans that were Liquidated Through Loss Mitigation Efforts*
Paid-Off Loans that Did Not Have Premiums Collected because of State Statutes
Paid-Off Loans Exception Report for SAIL 2005-HE3
Mortgage Data Through: October 31, 2005
Loans with Expired Prepayment Clauses (as stated in the Note)*
Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at the Time of Liquidation*
2005 Clayton Fixed Income Services Inc. All rights reserved.
Loan Number
Delinquency
String
Origination
Date
PPP
Flag
Exp. Date
Payoff
Balance
PPP Remitted
% of
Premium to
Payoff
Balance
No Premium
Remitted, w/
Flag
PPP
Remitted,
No Flag
Comments
6762103 CC0 4/15/2005 3 4/15/2008 $183,200 $0 0% 6762103 Awaiting servicer response
6760837 CCC 3/17/2005 3 3/17/2008 $141,208 $0 0% 6760837 Awaiting servicer response
6761882 CCC 3/7/2005 3 3/7/2008 $232,000 $0 0% 6761882 Awaiting servicer response
6761845 CC0 3/1/2005 3 3/1/2008 $55,168 $0 0% 6761845 Awaiting servicer response
6757924
3CF 3/11/2005 2 3/11/2007
$166,249
$0 0%
6757924
Awaiting servicer response
6761702 CCC 11/23/2004 3 11/23/2008 $88,450 $2,376 3%
6753762
CC0 6/27/2005 3 6/27/2008 $54,053 $536 1%
6752653 CC0 6/27/2005 3 6/27/2008 $361,938 $9,726 3%
6754170
CC0 6/20/2005 3 6/20/2008 $361,734
$10,922
3%
6754830 CC0 6/20/2005 3 6/20/2008 $60,386 $2,367 4%
6754191
CC0 6/14/2005 3 6/14/2008 $295,043
$8,405
3%
6753471 CC0 6/10/2005 3 6/10/2008 $29,449 $293 1%
6754162
CC0 6/8/2005 3 6/8/2008 $95,543 $3,736 4%
6752825 CC0 6/2/2005 3 6/2/2008 $65,107 $1,734 3%
6750258 CC0 5/2/2005 3 5/2/2008 $190,207
$2,216
1%
6757123 CC0 4/14/2005 3 4/14/2008 $348,389 $7,943 2%
6759989 CCC 3/31/2005 3 3/31/2008 $216,147 $5,531 3%
6758446 CCC 3/31/2005 3 3/31/2008 $221,180 $6,146 3%
6760112 CCC 3/31/2005 3 3/31/2008 $397,548 $10,729 3%
6760712 CCC 3/31/2005 3 3/31/2008 $306,586 $7,416 2%
6760396 CC0 3/31/2005 3 3/31/2008 $414,305 $9,516 2%
6759457 CC0 3/31/2005 3 3/31/2008 $217,611 $5,260 2%
6760381 CCC 3/31/2005 3 3/31/2008 $291,195 $7,052 2%
6759629 CCC 3/31/2005 3 3/31/2008 $415,859 $10,999 3%
6760761 CCC 3/30/2005 3 3/30/2008 $174,435 $4,743 3%
6759551 CCC 3/30/2005 3 3/30/2008 $384,869 $11,256 3%
6761409 CCC 3/30/2005 3 3/30/2008 $293,898 $7,521 3%
6758151 CC0 3/30/2005 3 3/30/2008 $257,959 $6,235 2%
6759316 CC0 3/30/2005 3 3/30/2008 $120,206 $3,651 3%
6759409 CC0 3/30/2005 3 3/30/2008 $220,968 $5,342 2%
6757922 CC0 3/30/2005 3 3/30/2008 $180,663 $4,656 3%
6759161 CC0 3/29/2005 3 3/29/2008 $306,000 $8,813 3%
6761481 CC0 3/29/2005 3 3/29/2008 $244,902 $3,910 2%
6757743 CC0 3/29/2005 3 3/29/2008 $204,139 $2,043 1%
6760976 CC0 3/29/2005 3 3/29/2008 $255,600 $6,844 3%
6759502 CC0 3/28/2005 3 3/28/2008 $237,181 $6,446 3%
6759074 CCC 3/28/2005 3 3/28/2008 $241,713 $7,249 3%
6760179 CC0 3/25/2005 3 3/25/2008 $156,914 $1,254 1%
6759381 CC0 3/24/2005 3 3/24/2008 $401,166 $9,132 2%
Paid-Off Loans With Prepayment Flags for SAIL 2005-HE3
Mortgage Data Through: October 31, 2005
2005 Clayton Fixed Income Services Inc. All rights reserved.
Loan Number
Delinquency
String
Origination
Date
PPP
Flag
Exp. Date
Payoff
Balance
PPP Remitted
% of
Premium to
Payoff
Balance
No Premium
Remitted, w/
Flag
PPP
Remitted,
No Flag
Comments
Paid-Off Loans With Prepayment Flags for SAIL 2005-HE3
Mortgage Data Through: October 31, 2005
6750328 CC0 3/23/2005 3 3/23/2008 $451,944
$9,039
2%
6759138 CC0 3/23/2005 3 3/23/2008 $371,695 $8,758 2%
6760902 CCC 3/21/2005 3 3/21/2008 $164,780 $4,600 3%
6760506 CCC 3/21/2005 3 3/21/2008 $368,117 $9,556 3%
6758330 CC0 3/21/2005 3 3/21/2008 $132,751 $3,661 3%
6760276 CC0 3/21/2005 3 3/21/2008 $171,018 $3,826 2%
6760978 C30 3/21/2005 3 3/21/2008 $269,847 $7,657 3%
6757735 CC0 3/18/2005 3 3/18/2008 $434,179 $10,668 2%
6757793 CC0 3/18/2005 3 3/18/2008 $412,442 $9,719 2%
6758403 CCC 3/16/2005 3 3/16/2008 $202,952 $6,208 3%
6758925 C30 3/16/2005 3 3/16/2008 $104,184 $3,105 3%
6757813 CCC 3/15/2005 3 3/15/2008 $122,732 $3,288 3%
6761682 CC0 3/15/2005 3 3/15/2008 $283,521 $7,702 3%
6760678 CC0 3/15/2005 3 3/15/2008 $381,186 $12,111 3%
6758624 CC0 3/15/2005 3 3/15/2008 $171,183 $1,797 1%
6757659 CC0 3/14/2005 3 3/14/2008 $237,463 $7,306 3%
6759099 CC0 3/14/2005 3 3/14/2008 $170,393 $5,924 3%
6758028 CCC 3/14/2005 3 3/14/2008 $59,728 $956 2%
6759246 CC0 3/11/2005 3 3/11/2008 $208,348 $6,079 3%
6757497 CCC 3/11/2005 3 3/11/2008 $136,904 $3,863 3%
6760763 CCC 3/10/2005 3 3/10/2008 $351,375 $8,077 2%
6757948 CCC 3/9/2005 3 3/9/2008 $313,124 $8,639 3%
6761533 CC0 3/9/2005 3 3/9/2008 $206,125 $5,683 3%
6758181 C30 3/9/2005 3 3/9/2008 $109,998 $2,134 2%
6759201 CCC 3/8/2005 3 3/8/2008 $172,854 $4,907 3%
6759014 CC0 3/8/2005 3 3/8/2008 $291,379 $8,617 3%
6758117 CC0 3/8/2005 3 3/8/2008 $274,077 $6,888 3%
6759197 CC0 3/7/2005 3 3/7/2008 $391,760 $9,936 3%
6760748 CCC 3/7/2005 3 3/7/2008 $101,876 $2,894 3%
6761312 CCC 3/4/2005 3 3/4/2008 $231,800 $5,934 3%
6758877 CC0 3/4/2005 3 3/4/2008 $313,475 $7,765 2%
6761113 CC0 3/4/2005 3 3/4/2008 $341,994 $7,989 2%
6760950 CC0 3/4/2005 3 3/4/2008 $346,750 $8,669 3%
6759118 CCC 3/3/2005 3 3/3/2008 $188,820 $5,968 3%
6758392 CC0 3/2/2005 3 3/2/2008 $277,785 $3,125 1%
6761310 CCC 3/2/2005 3 3/2/2008 $405,021 $10,617 3%
6760368 CCC 3/2/2005 3 3/2/2008 $497,428 $11,925 2%
6761418 CCC 3/1/2005 3 3/1/2008 $186,588 $4,773 3%
6758580 CC0 3/1/2005 3 3/1/2008 $349,345 $9,418 3%
2005 Clayton Fixed Income Services Inc. All rights reserved.
Loan Number
Delinquency
String
Origination
Date
PPP
Flag
Exp. Date
Payoff
Balance
PPP Remitted
% of
Premium to
Payoff
Balance
No Premium
Remitted, w/
Flag
PPP
Remitted,
No Flag
Comments
Paid-Off Loans With Prepayment Flags for SAIL 2005-HE3
Mortgage Data Through: October 31, 2005
6761199 CC0 3/1/2005 3 3/1/2008 $111,512 $1,120 1%
6761845 CC0 3/1/2005 3 3/1/2008 $55,168 $110 0%
6760044 CCC 2/28/2005 3 2/28/2008 $68,634 $689 1%
6762028 CCC 2/22/2005 3 2/22/2008 $136,000 $3,876 3%
6761855 CCC 2/17/2005 3 2/17/2008 $196,000 $4,508 2%
6761902 CC0 2/1/2005 3 2/1/2008 $218,400 $5,569 3%
6757124 CC0 6/29/2004 3 6/29/2007 $302,777 $7,929 3%
6753762 CC0 6/27/2005 2 6/27/2007 $130,699 $4,156 3%
6751418
CC0 6/24/2005 2 6/24/2007 $161,250
$4,838
3%
6754113 CC0 6/23/2005 2 6/23/2007 $303,433 $7,704 3%
6750707
CC0 6/23/2005 2 6/23/2007 $220,237 $6,437 3%
6753818 CC0 6/23/2005 2 6/23/2007 $99,447 $1,340 1%
6756183
CC0 6/21/2005 2 6/21/2007 $44,064 $876 2%
6753738 CC0 6/20/2005 2 6/20/2007 $125,325 $1,634 1%
6751522
CC0 6/20/2005 2 6/20/2007 $181,861
$5,084
3%
6754829 CC0 6/20/2005 2 6/20/2007 $241,098 $5,750 2%
6751912
CC0 6/17/2005 2 6/17/2007 $339,452
$9,637
3%
6754157 CC0 6/15/2005 2 6/15/2007 $209,630 $5,574 3%
6752665
CC0 6/14/2005 2 6/14/2007 $190,741 $5,874 3%
6755763
CC0 6/14/2005 2 6/14/2007 $184,701 $6,127 3%
6750641
CC0 6/10/2005 2 6/10/2007 $301,337 $9,824 3%
6751515
CC0 6/10/2005 2 6/10/2007 $94,616 $2,185 2%
6754161
CC0 6/8/2005 2 6/8/2007 $379,920
$10,448
3%
6750825
CC0 6/7/2005 2 6/7/2007 $251,837 $5,004 2%
6756160
CC0 6/6/2005 2 6/6/2007 $97,348 $1,936 2%
6755002
CC0 6/3/2005 2 6/3/2007 $226,266 $6,525 3%
6751722
CC0 6/2/2005 2 6/2/2007 $265,583
$7,379
3%
6751860
CC0 6/1/2005 2 6/1/2007 $206,527
$6,110
3%
6757301 CC0 5/17/2005 2 5/17/2007 $356,000 $10,146 3%
6757210 CC0 5/9/2005 2 5/9/2007 $373,137 $10,964 3%
6750503 CC0 5/2/2005 2 5/2/2007 $475,826 $13,362 3%
6750368 CC0 4/12/2005 2 4/12/2007 $680,000
$22,984
3%
6750119 CC0 4/8/2005 2 4/8/2007 $137,377 $4,397 3%
6759825 CCC 3/31/2005 2 3/31/2007 $315,000 $8,618 3%
6757435 CC0 3/31/2005 2 3/31/2007 $363,419 $10,967 3%
6760781 CC0 3/31/2005 2 3/31/2007 $313,756 $9,090 3%
6759422 CC0 3/31/2005 2 3/31/2007 $219,671 $6,584 3%
6759333 CC0 3/31/2005 2 3/31/2007 $231,849 $6,810 3%
6760177 CC0 3/31/2005 2 3/31/2007 $282,266 $7,613 3%
2005 Clayton Fixed Income Services Inc. All rights reserved.
Loan Number
Delinquency
String
Origination
Date
PPP
Flag
Exp. Date
Payoff
Balance
PPP Remitted
% of
Premium to
Payoff
Balance
No Premium
Remitted, w/
Flag
PPP
Remitted,
No Flag
Comments
Paid-Off Loans With Prepayment Flags for SAIL 2005-HE3
Mortgage Data Through: October 31, 2005
6758009 CC0 3/31/2005 2 3/31/2007 $219,559 $6,009 3%
6760631 CC0 3/30/2005 2 3/30/2007 $127,843 $3,729 3%
6759392 CC0 3/30/2005 2 3/30/2007 $130,625 $3,762 3%
6761587 CCC 3/29/2005 2 3/29/2007 $178,917 $4,900 3%
6759205 CC0 3/29/2005 2 3/29/2007 $398,995 $11,651 3%
6750358 CC0 3/25/2005 2 3/25/2007 $436,381
$11,432
3%
6760000 CC0 3/24/2005 2 3/24/2007 $220,417 $5,857 3%
6760125 CC0 3/23/2005 2 3/23/2007 $207,000 $5,423 3%
6757111 CC0 3/23/2005 2 3/23/2007 $292,449 $7,194 2%
6759447 CC0 3/21/2005 2 3/21/2007 $104,035 $2,764 3%
6758342 CCC 3/18/2005 2 3/18/2007 $168,907 $4,390 3%
6758351 CC0 3/17/2005 2 3/17/2007 $266,000 $6,373 2%
6759302 CC0 3/16/2005 2 3/16/2007 $161,302 $4,383 3%
6759051 CC0 3/16/2005 2 3/16/2007 $114,365 $3,152 3%
6760151 CC0 3/16/2005 2 3/16/2007 $223,814 $5,141 2%
6762004 CCC 3/15/2005 2 3/15/2007 $132,800 $3,320 3%
6758364 CCC 3/15/2005 2 3/15/2007 $396,803 $11,594 3%
6760442 CCC 3/14/2005 2 3/14/2007 $366,968 $10,711 3%
6757943 CC0 3/14/2005 2 3/14/2007 $214,586 $5,870 3%
6758407 CCC 3/11/2005 2 3/11/2007 $413,748 $11,000 3%
6761064 CC0 3/10/2005 2 3/10/2007 $375,317 $9,927 3%
6757894 CC0 3/10/2005 2 3/10/2007 $491,159 $12,513 3%
6757683 CC0 3/4/2005 2 3/4/2007 $220,399 $5,951 3%
6760946 CCC 3/4/2005 2 3/4/2007 $363,000 $9,293 3%
6760716 CC0 3/3/2005 2 3/3/2007 $369,939 $9,085 2%
6757107 CC0 12/9/2004 2 12/9/2006 $273,859 $7,007 3%
6757134 CC0 12/3/2004 2 12/3/2006 $332,877 $8,787 3%
6757146 CC0 10/25/2004 2 10/25/2006 $420,749 $9,593 2%
6757067 CC0 7/6/2004 2 7/6/2006 $195,839 $4,621 2%
6757489 CC0 3/15/2005 1 3/15/2006 $233,178 $4,664 2%
2005 Clayton Fixed Income Services Inc. All rights reserved.
Section Four
Analytics
2005 Clayton Fixed Income Services Inc. All rights reserved.
SAIL 2005-HE3 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
Status
# of Loans
Average Std. Deviation
FICO is a registered trademark of Fair Isaac Corporation
Current 11,211 627 55.10
Delinquent 442 596 53.54
Paid Off 557 626 56.09
Total: 12,210
2005 Clayton Fixed Income Services Inc. All rights reserved.
Status
Average
# of Loans
Std. Deviation
Current 11,211 23.49% 77.14%
Delinquent 442 18.93% 82.43%
Paid Off 557 18.45% 82.13%
Total:
12,210
SAIL 2005-HE3 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2005
2005 Clayton Fixed Income Services Inc. All rights reserved.
Status
# of Loans
Average
Std. Deviation
SAIL 2005-HE3 Balance Distribution by Status
Mortgage Data Through: October 31, 2005
Current 11,211 $192,500.25 $130,215.73
Delinquent 442 $175,303.40 $127,077.54
2005 Clayton Fixed Income Services Inc. All rights reserved.
Total:
11,653
Mortgage Type
Total Balance Avg. Balance Std. Deviation
Loan Count
$135,227.02 ARM $1,790,133,262.23 $212,251.99 8,434
$102,290.97 Fixed $445,471,157.64 $117,974.35 3,776
$2,235,604,419.87
Total:
12,210
SAIL 2005-HE3 Mortgage Type Distribution by Status
Mortgage Data Through: October 31, 2005
2005 Clayton Fixed Income Services Inc. All rights reserved.
# of Loans
Other
120
180
240
360
300
12,210 29 0 1,456 115 10,608 2
SAIL 2005-HE3 Mortgage Term Distribution By Status
Mortgage Data Through: October 31, 2005
2005 Clayton Fixed Income Services Inc. All rights reserved.
Cash-out refinance
Purchase
Rate/term
refinance
Home
Improvement
Other
6,508 53.3%
41.9% 5,115
4.5% 550
0.3% 35
0.0% 2
Cash-out refinance
Purchase
Rate/term
refinance
Home
Improvement
Other
53.1% 5,955
42.1% 4,723
4.5% 499
0.3% 32
0.0% 2
Cash-out refinance
Purchase
Rate/term
refinance
Home
Improvement
Other
Cash-out refinance
Purchase
Rate/term
refinance
Home
Improvement
Other
46.2% 204
48.2% 213
5.4% 24
0.2% 1
0.0% 0
62.7% 349
32.1% 179
4.8% 27
0.4% 2
0.0% 0
Total
12,210
100%
Total
11,211
100%
Total
442
100%
Total
557
100%
SAIL 2005-HE3 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2005
Origination Statistics
Purpose
Number Percentage
12,210 Number of Loans:
Current Loans
Purpose
Number Percentage
Delinquent Loans
Purpose
Number Percentage
Paid Off Loans
Purpose
Number Percentage
Number of Loans: 11,211 Number of Loans: 442 Number of Loans: 557
2005 Clayton Fixed Income Services Inc. All rights reserved.
# of Loans
Title
1,422 Investment Home
10,661 Primary Home
127 Second Home
SAIL 2005-HE3 Ownership Distribution by Status
Mortgage Data Through: October 31, 2005
2005 Clayton Fixed Income Services Inc. All rights reserved.
12,210
Total:
AsOfDate
30 Days
60 Days
90 Days
Foreclosure
REO
Total Balance in Status
31-Oct-05 $51,881,091 $10,070,144 $4,374,347 $11,158,521 -
30-Sep-05 $28,504,934 $9,778,450 $3,379,826 $1,081,486 -
31-Aug-05 $20,641,762 $5,084,762 $191,071 - -
SAIL 2005-HE3 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005
2005 Clayton Fixed Income Services Inc. All rights reserved.
AsOfDate
30 Days
60 Days
90 Days
Foreclosure
REO
Total Count in Status
31-Oct-05 298 52 29 63 0
30-Sep-05 163 65 20 5 0
31-Aug-05 128 31 1 0 0
SAIL 2005-HE3 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005
2005 Clayton Fixed Income Services Inc. All rights reserved.
Date *
Distribution Date
CPR
6-Month MA
3-Month MA
12-Month MA
31-Oct-05 25-Nov-05 24.55%
30-Sep-05 25-Oct-05 23.43%
31-Aug-05 25-Sep-05 19.58%
Mortgage Data Through: October 31, 2005
SAIL 2005-HE3 Conditional Prepayment Rates
2005 Clayton Fixed Income Services Inc. All rights reserved.
* Data in table is displayed for only the most recent 18 months.
Date
Average Age
Default Rate
Weighted
CDR (F-R)
SDA %
Default Amt
SDA Curve
Monthly
31-Oct-05 5.51 0.00% 0.00% 0% $0 0.11%
30-Sep-05 4.51 0.00% 0.00% 0% $0 0.09%
31-Aug-05 3.51 0.00% 0.00% 0% $0 0.07%
SAIL 2005-HE3 Historical SDA Performance
Mortgage Data Through: October 31, 2005
Averages:
0.00%
0.00%
0%
$0
4.51
0.09%
2005 Clayton Fixed Income Services Inc. All rights reserved.
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Document Outline

    Reconciliation of Prepayment Premiums
    Aggregate Paid-Off Loans Report
    Paid-Off Loans Exception Report
    Paid-Off Loans With Prepayment Flags